SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND                    CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES     CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                   CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES    NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK MONEY MARKET FUND
     ADVISER SHARES                          VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                 VIRGINIA BOND FUND ADVISER SHARES
FLORIDA TAX-FREE INCOME FUND                 VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  06/02/2011                        /S/ CHRISTOPHER W. CLAUS
       ________________                 ___________________________________
                                          Christopher W. Claus
                                          President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                    CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES     CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                   CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES    NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND            NEW YORK MONEY MARKET FUND
     ADVISER SHARES                          VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND                 VIRGINIA BOND FUND ADVISER SHARES
FLORIDA TAX-FREE INCOME FUND                 VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  06/02/2011                  /S/ ROBERTO GALINDO, JR.
       ________________          __________________________________
                                   Roberto Galindo, Jr.
                                   Treasurer